Creating a Future with Creating a Future with Cleaner Coal Cleaner Coal Investor Presentation JMP Securities 10 th Annual Research Conference May 9, 2011 NASDAQ:ADES Exhibit 99.1

Disclaimer

Please note that this presentation contains forward-looking statements within the meaning of Section 21E of the Securities
Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances.  The forward-looking statements include, but will not necessarily be limited to, statements or expectations regarding the growth in markets for our products and services; amount and timing of future tax credits, revenues, operating income, cash flows, legal expenses and other financial measures; timelines for our projects; scope, timing and impact of current and anticipated regulations and legislation; future supply and demand; resolution of the Norit arbitration and indemnity obligations and its effects;
and related matters.  These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management.  Such statements involve significant risks and uncertainties.  Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, our inability to satisfactorily resolve the Norit arbitration and related indemnity obligations; adverse outcomes in future legal proceedings; lack of working capital to timely fulfill our obligations; changes in laws and regulations, government funding, prices, economic conditions and market demand; timing of regulations and any legal challenges to them; impact of competition; availability, cost of and demand for alternative energy sources and other technologies; technical, start-up and operational difficulties; inability to commercialize our technologies on favorable terms; additional risks related to ADA
Carbon Solutions including lack of continued funding and failure to raise additional financing, demand of payment on loans and other obligations, inability to obtain permits, our lack of control and further dilution of our interest, changes in the costs and timing of full commercial operations; additional risks related to Clean Coal Solutions, LLC including failure of its leased facilities to continue to produce coal which qualifies for IRS Section 45 tax credits, termination of the leases for such facilities, decreases in the production of refined coal by the lessee, seasonality and failure to build new facilities to meet the recently extended Section 45 tax credit placed-in-service date; our inability to come to terms with additional industry partners in our DOE CO2 capture technology project; availability of raw materials and equipment for our businesses; loss of key personnel; and other factors discussed in greater detail in our filings with the Securities and Exchange Commission
(SEC).  You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities.  Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

Leader in Clean Coal Technology
Investment Overview
Primary Market: 1,100+ coal-fired utility boilers in the U.S.
– Coal provides 50% of electricity in the U.S.
Existing & proposed regulations for mercury emissions
Multiple sources of near & long-term revenues & income
– Refined coal
– Emission control equipment
– License to Arch Coal
– CO
2
capture technology
2010 revenues up 11% to $22.3 million
– Adjusted net income of $5.1 mm or $0.69 per share
(See slide 16)
7.6 mm shares outstanding

On March 16, 2011 EPA’s Mercury and Air Toxics Standards draft was issued
(“Air Toxics Rule”) requiring reduction of Hazardous Air Pollutants (“HAPs”)
from new and existing electricity generating units in the U.S.
– Rule scheduled to become final November 2011
– Compliance required in 36 months
ADA provides low-cost control technology for all three groups of  HAPs covered by the Air Toxics Rule
Mercury:  80-90% reduction in mercury
–
Activated Carbon Injection (“ACI”) Equipment
–
Refined Coal through JV Clean Coal Solutions
–
Enhanced Coal, licensed for production to Arch Coal
–
Activated Carbon through JV ADA Carbon Solutions
Acid gases, HCl and SO
2
–
Dry Sorbent Injection (DSI) systems
EPA has finalized similar rules for Cement Kilns and Industrial Boilers

Emission Control:
Near-Term Market Drivers

ADA’s Emissions Solutions
for the Existing Fleet
Supply emission control technologies based upon minimal
capital cost for new equipment
– Doesn’t require 10-20 years of extended plant life to justify large equipment costs
Low CAPEX alternatives trade variable operating expenses for fixed capital costs
– Allows continued operation of the plants to take advantage of additional economic life
– Provides continuous revenues for ADA vs. one time equipment sales
Examples for a 250 MW Plant:
– ACI:  $1 mm capital; $1-$2 mm annual use of AC
– Sorbent injection for acid gases:  $1-3 mm capital equipment; $2-$4 mm annual use of alkali sorbent
– Refined Coal:  Controls mercury at no cost to utility
– Enhanced Coal:  No capital equipment; $2-$4 mm per year in increased fuel costs to the power producer

-6- ACI System for Mercury ADA’s Low CAPEX Approach to Emissions Control Technology Emission Control Equipment (NO x , SO 2 , Particulate)

CLEAN COAL SOLUTIONS LLC.
ADA ENVIRONMENTAL SOLUTIONS

Refined Coal Reduces Mercury
Clean Coal Solutions:  ADA JV with NexGen Refined Coal LLC
CyClean – patented technology enhances combustion of PRB
coals in cyclone boilers and reduces mercury and NOx
emissions
Two systems installed at two power plants June, 2010
producing 6+ mm tons of Refined Coal per year
– Received $9 mm in prepaid rent from monetizer
– Generated >$16 mm in revenues to ADA in first 3 Quarters of
Operation
– Expected to produce ~$1.00/share in earnings per year for ADA for the next nine years (based on 7.5 mm shares)

Refined Coal Growth Opportunity
New Air Toxics Rule creating additional demand for Refined Coal. Opportunity to increase revenues & operating income with equipment installed in 2011
–
Top ten prospects provide potential for over 30 mm tons per year of Refined Coal @
$6.33 per ton
Currently fabricating 10 additional Refined Coal facilities
–
First 5 facilities scheduled for on-site tests in June through August treating a total of
15 mm tons per year
–
JV has $10 mm line of credit to finance new units
–
Advance payments for pre-paid rent are expected once the facilities are operational

$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Refined Coal Growth Opportunity
CURRENT PROJECTIONS
(based on 2 existing facilities @ 6 million tons)
POTENTIAL OPPORTUNITY
(based on 20 million tons)
$ in millions              Estimated revenues                Estimated
operating income

Mercury Control:
License to Arch Coal
Designed to enable Arch’s PRB coals to burn
with lower emissions of mercury and other
metals
$2.00-4.00/ton in benefits to customer
Royalty agreement – payments to ADA of up
to $1.00/ton based on premium of Enhanced
Coal sales
Air Toxics Rule could create a market for
>100 mm tons/yr of Enhanced PRB
Full-scale tests proving effectiveness

PSEG
We make things work for you.

Ameren

Luminant

ALLIANT ENERGY

LS Power

conectiv energy
A New Generation of Energy

Xcel Energy®
RESPONSIBLE BY NATURE™

ADA
ENVIRONMENTAL SOLUTIONS

Emission Control:
Equipment Sales
Installed/installing 47 ACI systems at coal-fired power
plants
–
Over 30% market share; plants total > 20 GW
–
Remain active in the bid and proposal process

Plant burns PRB coal or lignite
Plant burns bituminous coal

300
250
200
150
100
50
0
State Rules and New Plants
MACT High Estimate
MACT Low Estimate
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Emission Control:
Growth Expected in ACI
Equipment

Final U.S. EPA Utility MACT due Nov 2011
–
Expect ACI orders from utilities beginning 2011; utilities have three years to become compliant once the Utility MACT is final
E E E
E
E E

JIB CRANE / HOIST / TROLLY
LEVEL TRANSMITTER
BIN VENT FILTER
24" MANWAY W/ PRESSURE / VACUUM RELIEF
STORAGE SILO A
FEEDER ROOM VENT FAN
COMPRESSOR ROOM VENT FAN
BIN VENT FILTER
LEVEL TRANSMITTERS
24" MANWAY W/ PRESSURE / VACUUM RELIEF
OSHA APPROVED LADDER
FILL LINE
STORAGE SILO B
FEED / DIVERTER VALVES
COMPRESSED AIR TANK

Control of Acid Gases
HCl, SO
2
, SO
3
Air Toxics Rule identifies HCI
and SO
2
as surrogates for acid
gases
ADA provides dry sorbent
injection (DSI) systems as a low-
cost option to wet scrubbers
Equipment costs $2-3 mm for
average size plants
EPA predicts over 200 systems
will be needed by 2015

CO
2
Capture
Developing solid sorbent capture technology to capture
CO
2
from flue gas in conventional coal-fired boilers
DOE and industry funding:
–
Phase I - $3.8 mm R&D program awarded in Nov. 2008 to
develop technology; successful field tests at 1 KW pilot plant
–
Phase II - $19 mm, 51-month contract awarded Oct. 2010 to
scale-up technology to 1 MW; key step toward
commercialization
Advantages over competing technologies:
–
For customer: lower cost and less parasitic energy
–
For ADA: continuous revenues from sale of proprietary chemical sorbents

Norit Arbitration
Arbitration Panel issued Interim Award to Norit in April
–
$37.9 mm for breach of non-solicitation provision of Market Development Agreement relating to two contracts
–
Running Royalty on net AC sales - 10.5% for 3 years, 7% for 5 years, excludes sales made under above contracts
Further proceedings to be held on timing for payment of obligations and award of any legal fees
–
Hearings scheduled for later in May and into June/July
–
Final award expected within next few months
ADA evaluating options including court protection
–
Allows the Company to continue to operate its business
–
Provides time to negotiate or otherwise attempt to restructure its debts
Management believes that given ADA’s options, resolution of the Norit arbitration and indemnity obligations and payment thereof will not prevent
ADA from meeting its obligations to customers and vendors or operating its business.

Financial Summary:
Recent Financial Results
2010 Financial Highlights:
–
Total revenues up 11% to $22.3 mm
–
Gross margin of 61% of total revenues vs. 31% of total
revenues in FY’09
–
Net loss of $15.5 mm, or $2.09 per share, vs. FY’09 loss of
$8.8 mm, or $1.26 per share
–
Net income of $5.1 mm, or $0.69 per share, excluding
$24.0 mm in non-routine legal expenses and an $8.2 mm
loss relating to the equity interest in ADA-CS, net of tax on these items of $11.6 mm
Revenue CAGR of 21%, 2003 – 2010

Financial Summary:
Outlook
Legal expenses expected to decline to significantly lower
levels in Q4’11 assuming satisfactory resolution of Norit
matters
Existing Refined Coal facilities expected to generate
~$1.00 per share in pre-tax cash flow and operating
income after deduction of NexGen’s share through 2019
Possibility to more than triple that amount with
additional Refined Coal facilities and extension of tax
credits
Emission Control:
–
Pending Federal MACT rules should substantially expand ADA’s existing market for ACI systems – expected timeframe 2011
–
Arch agreement expected to generate payments of up to
$1.00/ton of premium on Enhanced Coal beginning in late 2011

Other Data
Earnings call scheduled for May 12 with Form 10-Q
expected to be filed on May 13
As of 05/04/11:
–
Market cap: $79.8 mm
–
7.6 mm shares outstanding
–
50%+ held by institutions
–
~11% held by insiders and employees
–
Analyst coverage:   JMP Securities, Johnson Rice, Lazard Capital
Markets, Pritchard Capital Partners, Wedbush Securities

ADA
ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

A Leader in Clean Coal Technology © Copyright 2011 ADA-ES, Inc. All rights reserved. NASDAQ:ADES